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12-31-96                                                           Exhibit 21.0

                                  SUBSIDIARIES

Cooper has no parent. The subsidiaries of Cooper are listed in groupings that indicate the nature and management of the operations of each. Unless noted herein, all subsidiaries are wholly owned by Cooper or one of its subsidiaries.

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
                                                                                      Place of
                    Name                                                              Incorporation
--------------------------------------------                                          --------------
                                           A.  GENERAL CORPORATE ADMINISTRATION
                                           ------------------------------------

BZ Holdings Inc.                                                                     Delaware, U.S.
Champion Spark Plug GmbH                                                             Germany
CI Leasing Company                                                                   Delaware, U.S.
Cooper A & S Company                                                                 Delaware, U.S.
Cooper (Great Britain) Ltd.                                                          United Kingdom
Cooper (U.K.) Limited                                                                Delaware, U.S.
Cooper CPS Corporation                                                               Delaware, U.S.
Cooper Industries (Canada) Inc.                                                      Ontario, Canada
Cooper Industries Australia Pensions Pty. Ltd.                                       Australia
Cooper Industries Australia Pty Limited                                              Australia
Cooper Industries Foreign Sales Company, Limited                                     Barbados
Cooper Industries Foundation                                                         Ohio, U.S.
Cooper Industries GmbH Beteiligungen                                                 Germany
Cooper Industries International Company                                              Delaware
Cooper Industries Italia S.p.A.                                                      Italy
Cooper Industries, Inc.                                                              Delaware, U.S.
Cooper Industries Norge AS                                                           Norway
Cooper International Company                                                         Delaware, U.S.
Cooper PAC Corporation                                                               Delaware, U.S.
Cooper Pensions Limited                                                              United Kingdom
Cooper Securities, Inc.                                                              Texas, U.S.
Cooper Trading, Inc.                                                                 Delaware, U.S.
Cooper Western Hemisphere Company                                                    Delaware, U.S.
Coopind Inc.                                                                         Delaware, U.S.
CS Holdings International Inc.                                                       Cayman Islands
Industrias Cooper de Venezuela, S.A.                                                 Venezuela
Kirsch Company                                                                       Michigan, U.S.
Moog Redevelopment Corporation                                                       Missouri, U.S.
Sani Kirsch, Inc.                                                                    Delaware, U.S.
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
                                                                                        Place of
                      NAME                                                           Incorporation
----------------------------------------                                             -------------
                            B.  ELECTRICAL PRODUCTS
Alpha Lighting, Inc.                                                                 Delaware
Arrow-Hart, S.A. de C.V.                                                             Mexico
Bussmann do Brasil Ltda.                                                             Brazil
Bussmann International, Inc.                                                         Delaware, U.S.
Bussmann, S.A. de C.V.                                                               Mexico
CEAG Benelux B.V.                                                                    Netherlands
CEAG Crouse-Hinds Asia Pacific Pte. Ltd.                                             Singapore
CEAG digi table Sicherheitstechnik GmbH                                              Germany
CEAG Egypt Ltd.                                                                      Delaware, U.S.
CEAG Flameproof Control Gears Private Limited (51% owned)                            India
CEAG Grundstucks GmbH & Co. OHG                                                      Germany
CEAG Grundstucksverwaltungsgesellschaft mbH                                          Germany
CEAG Middle East Limited Liability Company (49% owned)                               Dubai, U.A.E.
CEAG Norge AS                                                                        Norway
CEAG NORTEM, S.A.                                                                    Spain
CEAG Sicherheitstechnik GmbH                                                         Germany
CEAG Sicherheitstechnik Osterreich GmbH                                              Austria
Componentes de Iluminacion, S.A. de C.V.                                             Mexico
Connectron, Inc.                                                                     New Jersey, U.S.
Cooper Elektrische Ausrustungen GmbH                                                 Germany
Cooper Elektrische Ausrustungen GmbH & Co. Offene                                    Germany
   Handelsgesellschaft
Cooper Industries GmbH                                                               Germany
Cooper Power Systems do Brasil Ltda.                                                 Brazil
Cooper Power Systems Pty. Ltd.                                                       Australia
Cooper Power Systems, Inc.                                                           Delaware, U.S.
Cooper Power Systems Overseas, Inc.                                                  Delaware, U.S.
Cooper Power Systems Transportation Company                                          Wisconsin, U.S.
Crouse-Hinds (Australia) Pty. Ltd.                                                   Australia
Crouse-Hinds Domex, S.A. de C.V.                                                     Cooper Industries
CTIP Inc.                                                                            Delaware Mexico
Digital Lighting Holdings Limited (50% owned)                                        British Virgin Islands
Edison Fusegear, Inc.                                                                Delaware, U.S.
Iluminacion Cooper de las Californias S.A. de C.V.                                   Mexico
Industrias Karp, S.A. de C.V.                                                        Mexico
McGraw-Edison Company                                                                Delaware, U.S.
McGraw-Edison Development Corporation                                                Delaware, U.S.
Ping Ding Shan Edison Power Systems
  Company Limited (60% owned)                                                        China
RTE Far East Corporation                                                             Taiwan
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
                                                                                        Place of
                        NAME                                                         Incorporation
--------------------------------------                                               -------------
                                                   C. TOOLS & HARDWARE
                                                   -------------------

AB Sani-Maskiner (556179-9643)                                                       Sweden
Acrimo AB (publ) (28.9% owned)                                                       Sweden
Comercial Decorativa, S.A.                                                           Spain
Cooper Tools GmbH                                                                    Germany
Cooper Tools Industrial Ltda.                                                        Brazil
Cooper Tools Pty. Limited                                                            Australia
Cooper Tools S.A.                                                                    France
Deutsche Gardner-Denver Beteiligungs-GmbH                                            Germany
Deutsche Gardner-Denver GmbH & Co.                                                   Germany
Empresa Andina de Herramientas, S.A. (49% owned)                                     Colombia
Erem S.A.                                                                            Switzerland
Hofesa France, S.A.                                                                  France
Hofesa Home Fittings de Portugal Decoracao, Limitada                                 Portugal
Hofesa UK PLC                                                                        United Kingdom
Home Fittings Espana, S.A.                                                           Spain
Kirsch Inc.                                                                          Delaware, U.S.
Lufkin Europa B.V.                                                                   Netherlands
Nicholson Mexicana, S.A. de C.V.                                                     Mexico
SANI-Kirsch Inc. & Co. KG                                                            Germany
Sani Sweden AB (556391-9728)                                                         Sweden
Sani Sweden Realty AB (556403-8684)                                                  Sweden
The Cooper Group, Inc.                                                               Delaware, U.S.
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
                                                                                        Place of
                      NAME                                                           Incorporation
----------------------------------------                                             -------------
                                                  D. AUTOMOTIVE PRODUCTS
                                                  ----------------------

Cooper Automotive de Mexico, S.A. de C.V.                                            Mexico
Cooper Automotive de Venezuela, C.A.                                                 Venezuela
Cooper Automotive do Brasil, Ltda.                                                   Brazil
Cooper Automotive Filtration S.p.A.                                                  Italy
Cooper Automotive France, S.A.                                                       France
Cooper Automotive, Inc.                                                              Delaware, U.S.
Cooper Automotive K.K.                                                               Japan
Cooper Automotive of Latin America, S.A. de C.V.                                     Mexico
Cooper Automotive of South Africa (Proprietary) Limited                              South Africa
Cooper Automotive Pty. Ltd.                                                          Australia
Cooper Automotive S.A.                                                               Belgium
Cooper Automotive, Taiwan, Inc.                                                      Taiwan
Champion Iberica, S.A.                                                               Spain
Champion Interamericana, Ltd.                                                        Delaware, U.S.
Champion Spark Plug Company                                                          Delaware, U.S.
Champion Spark Plug Belgium  S.A.                                                    Belgium
Crucetas Mexicanas, S.A. de C.V. (40% owned)                                         Mexico
CSP Industries B.V.                                                                  Netherlands
Farloc Argentina S.A.I.C. y. F. (23.9% owned)                                        Argentina
Frenos Hidraulicos Automotrices S.A. (49% owned)                                     Mexico
Guangzhou Champion Spark Plug Co., Ltd. (50% owned)                                  China
Moog Automotive, Inc.                                                                Missouri, U.S.
Moog Automotive, Ltd.                                                                Cayman Islands
Sistemas de Energia de Matamoros, S.A. de C.V.                                       Mexico
Wagner Electric Corporation                                                          Delaware
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
                                                                                        Place of
                      NAME                                                           Incorporation
----------------------------------------                                             -------------
                                                E.  INACTIVE SUBSIDIARIES
                                                -------------------------

B & S Fuses Limited                                                                  United Kingdom
Bussmann de Mexico S.A. de C.V.                                                      Mexico
Bussmann (U.K.) Limited                                                              United Kingdom
Carlton Santee Corporation                                                           California, U.S
Champion Spark Plug New Zealand Limited                                              New Zealand
Champion Sparking Plug Company (Ireland) Limited                                     Ireland
Coopauto Corporation                                                                 Delaware, U.S.
Crouse-Hinds de Venezuela, C.A.                                                      Venezuela
DFL Fusegear Limited                                                                 United Kingdom
Gardner-Denver (Aust.) Pty. Limited                                                  Australia
Gardner-Denver International, C.A.                                                   Venezuela
Inmobiliaria Cisco, S.A.                                                             Mexico
McGraw-Edison Export Corporation                                                     Delaware, U.S.
Productos de Frenos Automotrices de
   Calidad, S.A. de C.V.                                                             Mexico
The Cooper Group, B.V.                                                               Netherlands
Veda Manufacturing Pty. Limited                                                      Australia
WAWD Autoteile GmbH                                                                  Germany
WPC Corporation, Inc.                                                                Delaware, U.S.
ZV Zundkerzenvertriebs GmbH                                                          Germany
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